SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 28, 2001

                           Mpower Holding Corporation
                           --------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                   33339884-01                   52-2232143
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
       of incorporation)                                  Identification Number)



                175 Sully's Trail, Suite 202 Pittsford, NY 14534
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (716) 218-6550
                                                     --------------

          -------------------------------------------------------------
              (Former name or former address, if changed since last
                                    report.)

Item 5.  Other Events.
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         Effective August 28, 2001, the Board of Directors of Mpower Holding
Corporation (the "Company") approved an amendment to the Rights Agreement ("Agreement") dated as of June 28, 2001 between the Company and Continental Stock Transfer & Trust Company (the "Rights Agent"). The Company has delivered to the Rights Agent an Amendment of Rights Agreement and Certification of Compliance with Section 26, dated as of August 28, 2001, directing the Rights Agent to amend the Agreement as provided below.

         Paragraph 1(q) of the Agreement was amended to read in its entirety as follows:

                  "'Exempt Person' shall mean any of West Highland Partners, L.P., West Highland Capital, Inc., Mr. Lang H. Gerhard, or Estero Partners, LLC (each an "Exempt Party"), provided that (i) during the period commencing on the date hereof and terminating at the close of business on December 15, 2001, the Exempt Parties collectively may acquire Beneficial Ownership of up to an additional 3,500,000 shares of Company Common Stock, (ii) in the event that after the close of business on December 15, 2001, an Exempt Party acquires Beneficial Ownership of any number of shares of Company Common Stock constituting more than 1% of the Company Common Stock then outstanding and such Exempt Party would otherwise be considered an Acquiring Person, such Exempt Party shall no longer be an Exempt Party and shall be an Acquiring Person and (iii) during the period between and inclusive of the dates set forth in clause (i), in the event that an Exempt Party acquires Beneficial Ownership of any number of shares of Company Common Stock in excess of the 3,500,000 shares referenced in clause (i), such Exempt Party shall no longer be an Exempt Party and shall be an Acquiring Person."

         The intended effect of the amendment is to allow Mr. Lang H. Gerhard to acquire (directly or indirectly) beneficial ownership up to 3,500,000 shares of Company Common Stock to replace the shares of Company Common Stock Mr. Gerhard transferred to a third party and with respect to which he will no longer have beneficial ownership.

         The Amendment of Rights Agreement and Certification of Compliance with
Section 26 is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing description of the amendment and its effects does not purport to be complete and is qualified in its entirety by reference to such
Exhibit 4 and the Agreement.

Item 7.  Financial Statements and Exhibits
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         Exhibit 4         Amendment of Rights Agreement and Certification of
                           Compliance with Section 26 dated as of August 28,
                           2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MPOWER HOLDING CORPORATION


                                        By  /s/   Russell I. Zuckerman
                                           -------------------------------------
                                           Name:  Russell I. Zuckerman
                                           Title: Vice President and Secretary



Date: October 17, 2001
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                                  EXHIBIT INDEX
                                  -------------


 Exhibit
    No.                              Description
 -------                             -----------

    4 Amendment of Rights Agreement and Certification of Compliance with Section 26 dated as of August 28, 2001.